FREEPORT-MCMORAN

4th Quarter 2015

Earnings Conference Call

January 26, 2016

VALUE AT
OUR CORE

FCX
LISTED
NYSE

Cautionary Statement Regarding Forward-Looking Statements

This presentation contains forward-looking statements in which FCX discusses its potential future performance. Forward-looking statements are all statements other than statements of historical facts, such as projections or expectations relating to ore grades and milling rates, production and sales volumes, unit net cash costs, cash production costs per barrel of oil equivalents (BOE), operating cash flows, capital expenditures, FCX's debt reduction initiatives, exploration efforts and results, development and production activities and costs, liquidity, tax rates, the impact of copper, gold, molybdenum, cobalt, crude oil and natural gas price changes, the impact of derivative positions, the impact of deferred intercompany profits on earnings, reserve estimates, and future dividend payments, share purchases and sales. The words "anticipates," "may," "can," "plans," "believes," "estimates," "expects," "projects," "targets," "intends," "likely," "will," "should," "to be," "potential" and any similar expressions are intended to identify those assertions as forward-looking statements. The declaration of dividends is at the discretion of the Board and will depend on FCX's financial results, cash requirements, future prospects, and other factors deemed relevant by the Board.

FCX cautions readers that forward-looking statements are not guarantees of future performance and actual results may differ materially from those anticipated, projected or assumed in the forward-looking statements. Important factors that can cause FCX's actual results to differ materially from those anticipated in the forward-looking statements include supply of and demand for, and prices of, copper, gold, molybdenum, cobalt, crude oil and natural gas, mine sequencing, production rates, drilling results, potential effects of cost and capital expenditure reductions and production curtailments on financial results and cash flow, the outcome of FCX's strategic review of its oil and gas business, the outcome of FCX's debt reduction initiatives, potential additional oil and gas property impairment charges, potential inventory adjustments, potential impairment of long-lived mining assets, FCX's ability to obtain covenant relief from its lenders if necessary and potential related increase costs, the outcome of ongoing discussions with the Indonesian government regarding PT Freeport Indonesia's (PT-FI) Contract of Work, PT-FI's ability to obtain renewal of its export license after January 28, 2016, the potential effects of violence in Indonesia, the resolution of administrative disputes in the DRC, industry risks, regulatory changes, political risks, labor relations, weather- and climate-related risks, environmental risks, litigation results and other factors described in more detail under the heading "Risk Factors" in FCX's Annual Report on Form 10-K for the year ended December 31, 2014, filed with the U.S. Securities and Exchange Commission (SEC).

Investors are cautioned that many of the assumptions upon which FCX's forward-looking statements are based are likely to change after the forward-looking statements are made, including for example commodity prices, which FCX cannot control, and production volumes and costs, some aspects of which FCX may not be able to control. Further, FCX may make changes to its business plans that could affect its results. FCX cautions investors that it does not intend to update forward-looking statements more frequently than quarterly notwithstanding any changes in its assumptions, changes in business plans, actual experience or other changes, and FCX undertakes no obligation to update any forward-looking statements.

This presentation also includes forward-looking statements regarding mineralized material and potential resources not included in proven and probable mineral reserves. The mineralized material and potential resources described in this presentation will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the estimated mineralized material and potential resources not included in reserves will become proven and probable reserves.

This presentation also contains certain financial measures such as unit net cash costs per pound of copper and per pound of molybdenum, oil and gas realized revenues, cash production costs, cash operating margin and Adjusted EBITDA, which are not recognized under generally accepted accounting principles in the U.S. As required by SEC Regulation G, reconciliations of these measures to amounts reported in FCX's consolidated financial statements are in the supplemental schedules of FCX's 4Q 2015 press release, which are available on FCX's website, "fcx.com."

Markets

LME Copper Price


per pound
$3.00
$2.75
$2.50
$2.25
$2.00
$1.75
12/31/14
3/31/15
6/30/15
9/30/15
12/31/15
$2.02
1/25/15
$2.88
$2.31

	Change
Since 12/31/14	-30%
Since 9/30/15	-13%
YTD 2016	-5%

Brent Pricing


per Bbl
$70
$60
$50
$40
$30
$20
12/31/14
3/31/15
6/30/15
9/30/15
12/31/15
$30
1/25/15
$56
$48

	Change
Since 12/31/14	-47%
Since 9/30/15	-38%
YTD 2016	-19%

Source: Bloomberg

Executing in a Weak Commodity Market Environment

Aggressively Managing Cost, CAPEX, Production & Cash Flow

- **Restructured Board, Management and Strategic Direction**
- **Generated EBITDA of $919 Million in 4Q 2015***
- **Significant Reductions to 2016e/2017e Capital Spending**
- **Adjusted Mine Plans and Production to Improve Cash Flow**
- **Deferred Oil & Gas Drilling Activities – Engaged in Strategic Review**
- **Reduction in Copper and Oil Unit Costs in 2016e v. 2015**
- **Completed Cerro Verde Project – Strong Project Management**
- **Suspended Dividend on Common Stock**
- **Completed Sales for ~$2 Billion in Equity Proceeds from ATM Programs**
  - **210 Million Shares Issued**

** See adjusted EBITDA reconciliation on slide 36*
e= estimate. See Cautionary Statement.

Restoring FCX Balance Sheet

- **Continued Focus on Cost/Capital Management and Free Cash Flow Generation**
- **Taking Further Immediate Actions to Reduce Debt & Enhance Shareholder Value**
  - **Asset Sales**
  - **Joint Venture Transactions**
- **Significant Initiatives Currently in Progress**
  - **Evaluation of Alternatives for the Oil & Gas Business**
  - **Transactions Involving Various Copper Assets**

Expect to Achieve Progress on These Initiatives During 1H 2016

Capital Expenditure Reductions

- **January 2016 CAPEX Est. (Including Idle Rig Costs) vs. July 2015 Est.**
  - 2016e down 29%
  - 2017e down 47%
- **2016e Mining CAPEX Includes:**
  - $0.5 Bn in Sustaining
  - $0.4 Bn in Remaining CV Expansion
  - $0.8 Bn in Grasberg U/G Development
- **Oil & Gas CAPEX**
  - Substantial Drilling Has Been Done; Existing Inventory of Successful Wells
  - Future Drilling Dependent Upon Market Recovery

Future Spending Dependent on Improvement in Market Conditions


(US$ billions)
$6.35
Oil & Gas
3.0
Major Mining Projects
2.4
Other Mining
0.9
TOTAL MINING
3.3
$3.4
1.5(1)
1.4
0.5
1.9
$2.3
0.6(1)
0.8
0.9
1.7
2015
2016e
2017e

(1) Excludes idle GOM rig costs totaling $0.6 billion in 2016e and $0.4 billion in 2017e (reflected in operating cash flow).
Note: Includes capitalized interest.
e= estimate. See Cautionary Statement.

FREEPORT-MCMORAN

Adjusted Mine Plans Enhance Free Cash Flow Generation at Low Prices

VALUE AT OUR CORE

- **All FCX Copper Production Cash Flow Positive After Sustaining CAPEX Below $2.00/lb**
- **FCX Stress Tested Current Operating Plans at Lower Prices to Ensure Plans are Appropriate**
- **Prepared to Make Further Adjustments as Required to Ensure Operations Remain Cash Flow Positive**

Actions Preserve Long-term Resources and Reduce Near-term Supply

Production Adjustments ~350 mm lbs (~9% of 2015 Sales)*

- El Abra – 50% Reduction Stacking Rates
- Miami – Suspended Mining
- Tyrone – 50% Rate Reduction
- Sierrita – Planned Full Shut-down

2016e Sales Guidance 5.1 Bn lbs Copper


South America 1.3
Indonesia 1.5
Africa 0.5
North America 1.8

** FCX also curtailed ~34 mm lbs of annual molybdenum production*
e= estimate. See Cautionary Statement.

Enhanced Unit Cost Position

- **Significant Mining Unit Cost Reductions**
  - Reflects Curtailment of 350mm lbs & Revised Operating Plans
  - Aggressive Cost and Equipment Fleet Management
  - Cerro Verde Economies of Scale
  - Grasberg Ore Grades Improving in 2H16
  - Working Capital Management
  - Lower Input Costs
- **Oil & Gas Cash Production Cost Reductions**
  - Reflects Increased Volumes in DW GOM Through Existing Infrastructure; Lower Spending in CA & DW GOM
  - Ongoing Cost Reduction Initiatives

Consolidated Site Production & Delivery

$ per pound of copper


$1.78
25% Decline
$1.34
Unit Net Cash Costs $1.53
Unit Net Cash Costs $1.10
2015
2016e(1)

Oil & Gas Cash Production Costs

$ per BOE


$18.59
~19% Decline
~$15
2015
2016e

(1) Assumes average prices of $1,100/oz gold and $4.50/lb molybdenum for 2016
e= estimate. See Cautionary Statement.

2016e Cost Curve of FCX Mines
Unit Net Cash Costs (after by-product credits)

$ per pound of copper

Before Capital Expenditures


$1.49
$1.50
$1.32
$0.17
$1.10
North America
South America
Africa
Indonesia
FCX Avg

After Capital Expenditures


$1.54
$1.55
$1.49*
$0.78*
$1.32

NOTE: Assumes average prices of $1,100/oz gold and $4.50/lb molybdenum for 2016.
** includes remaining capital for second acid plant at Tenke. which is substantially complete, and Grasberg U/G*
e = estimate. See Cautionary Statement

Copper Market Commentary

- **Uncertain Global Economy Negatively Impacting Commodity Market Sentiment**
- **China's Demand Growth Slowing**
- **Western Demand is Improving Gradually but Below Expectations**

Global Copper Exchange Inventories


tonnes
700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
~ 8 Days of Consumption
12/31/2014
2/28/2015
4/30/2015
6/30/2015
8/31/2015
10/31/2015
12/31/2015
LME Stocks
COMEX Stocks
Shanghai Stocks

Copper Market Commentary

- Actions at High Cost Mines have Resulted in Industry Curtailment of 730kt/annum To Date
- Industry Experts Expect Additional Cuts Based on Estimates of Cash Costs and Sustaining CAPEX Levels
- Supply from New Mines Where Construction Began Years Ago is Coming To an End
- Depletion/Lower Ore Grades Will Impact Base Production
- Price Recovery Broadly Anticipated and Will Be Required to Incentivize New Supply

Price Related Closures Identified: ~730kt/a (annualized)


Africa
417 kt/a
South America
68
North America
185
China
50
Middle East
10

Source: Wood Mackenzie

2016e Mining EBITDA at Various Prices and CAPEX

($ in billions)


2015
2016e EBITDA
2016e CAPEX
$3.3
$3.3
Major Mining Projects
$2.4
Other Mining
$0.9
$4.2
$5.5
$6.9
$1.9
$1.4
$0.5
EBITDA
CAPEX
@ $2.00 Copper
@ $2.25 Copper
@ $2.50 Copper
CAPEX

Each 10¢ Change in Copper: $550 mm Impact on 2016e EBITDA

NOTE: EBITDA equals operating income plus depreciation, depletion and amortization costs. Assumes average prices of $1,100/oz gold, $6.00/lb molybdenum for 2016; each $100/oz change in gold would have an approximate $185 mm impact, each $2/lb change in molybdenum would have an approximate $75 mm impact.

e = estimate. See Cautionary Statement.

Premier Portfolio of Long-Lived, Geographically Diverse Global Mining Assets

North America



Morenci
Largest Copper Mine in North America

Cu Reserves: 34 bn lbs
Mo Reserves: 2.4 bn lbs
Mineralized Mat.: 47 bn lbs
Implied Life: 38 yrs

South America



Cerro Verde
World's Largest Concentrating Facility

Cu Reserves: 31 bn lbs
Mo Reserves: 0.7 bn lbs
Mineralized Mat.: 24 bn lbs
Implied Life: 37 yrs

Indonesia



Grasberg
One of Largest Copper/Gold Reserves in World

Cu Reserves: 28 bn lbs
Au Reserves: 27 mm ozs
Mineralized Mat.: 21 bn lbs
Implied Life: 31 yrs

Africa



Tenke Fungurume
High Grade Copper/Cobalt Resource

Cu Reserves: 7 bn lbs
Co Reserves: 0.9 bn lbs
Mineralized Mat.: 13 bn lbs
Implied Life: 36 yrs

Five Mines with Potential Capacity for 1 billion lbs of copper per annum*

NOTE: North American amounts include Cu operations: Morenci (85%), Sierrita, Bagdad, Tyrone, Safford, Miami and Chino; Primary Mo: Henderson and Climax; South America amounts include Cu operations: Cerro Verde and El Abra. Implied life equals reserves plus mineralized material divided by 2016e production.

** Grasberg, Cerro Verde & Morenci (100%) capable of producing over 1 bln lbs/annum and El Abra & Tenke have potential to produce 1 bln lbs/annum*

Significant Copper Resources & Potential

billion lbs of copper


Reserves*
North America
South America
Africa
Indonesia
99
Mineralized Material**
(contained Cu)
Reserves & Mineralized Material
Reserves
204
Potential***
(contained Cu)
Reserves, Mineralized Material & Potential
Reserves & Mineralized Material
Serbia
410+

Future Resource Development Opportunities

- **El Abra Major Sulfide Deposit**
- **North America Sulfides**
- **Tenke**

* *Estimate of recoverable proven and probable copper reserves using a long-term average copper price of $2.00/lb; 79 billion pounds net to FCX's interest.*

** *Estimate of consolidated contained copper mineralized material using a long-term copper price of $2.20/lb.* ***Mineralized Material is not included in reserves and will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the estimated mineralized material will become proven and probable reserves. See Cautionary Statement.***

*** *Our estimates of potential are based on geologically reasonable interpolation and extrapolation of more limited information than is used for Mineralized Material (measured and indicated) and inferred mineral resources and assumes Cu prices up to $2.75/lb. Significant additional drilling is required and no assurance can be given that the potential quantities of metal will be produced.*

Indonesian Matters

- **Government Assurance to Approve Extension of Operations Beyond 2021 with Legal & Fiscal Certainty**

  "Regarding PTFI's proposal of contract extension, GoI warrants PTFI would be able to submit the proposal of contract extension immediately upon implementation of the regulatory amendment and the Government will not unreasonably withhold or delay approval. It is further understood that the approval will ensure the same rights and the same level of legal and fiscal certainty as contained in the Contract of Work."

  Excerpt from October 7th letter from Minister of Energy and Mineral Resources

- **Advancing Plans for Smelter Development and Divestment in Parallel with COW Discussions**
- **FCX has Agreed to Offer 20.64% of PT-FI at Fair Market Value**
- **Working with Government to Renew Export License**

FREEPORT-MCMORAN

FM O&G Highlights

VALUE AT OUR CORE

- **Offshore/Onshore Assets with Valuable Infrastructure and Associated Resources**
- **Successful Activities in Recent Years have De-risked DW GOM Opportunities Around 100%-Owned Production Facilities**
  - Drilled 14 Wells in Producing Fields with Positive Results Since 2014
  - 4 Wells have been Brought on Production
- **Past Investments Enable Production to be Increased from 4Q 2015 Rates**
  - Heidelberg Achieved First Oil in January 2016
  - Six Additional Wells Expected to be Placed on Production in 2016
  - Cash Production Costs Expected to Decline to ~$15/BOE in 2016e/2017e
    - $10 per BOE in GOM
- **Deferring 2016-2017 Exploration/Development Activities**
- **Attractive Long-term Production and Development Potential to Pursue when Oil Price Recovers**

4Q15 Sales – 13.2 MMBOE



GOM
60%
California
25%
Other
15%

2016e Sales – 57.6 MMBOE



GOM
70%
California
21%
Other
9%

e= estimate. See Cautionary Statement.

Deepwater Gulf of Mexico Focus Areas

4Q 2015 Net Production Rates

Asset Area	MBOE/d
Holstein Facility	11
Marlin Facility	28
Horn Mountain Facility	9
Lucius	21
Other	4
Deepwater GOM Total	73


Louisiana
Dorado
Marlin
King
Horn Mountain
Horn Mountain
Mississippi Canyon
KO/QV
Vito
Power Nap
Green Canyon
Holstein Deep
Holstein
Atwater Valley
East Breaks
Garden Banks
Heidelberg
Hoover
Keathley Canyon
Lucius
Alaminos Canyon
Facilities
Development
Discovery
FM O&G Leases

2017e Oil & Gas EBITDA at Various Prices and CAPEX


($ in billions)
$0.6
$1.0
$1.5
$1.9
$0.6
@ $35 Brent
@ $45 Brent
@ $55 Brent
@ $65 Brent
2017e CAPEX
(excludes $0.4 bn in idle rig costs)

NOTE: EBITDA equals operating income plus depreciation, depletion and amortization and costs associated with idle rigs. Amounts are estimates for illustrative purposes based on model results. Model reflects FM O&G cost and production mix for 2017e including 157 MBOE per day, $15/BOE operating cost, average Brent crude differential of 92% and $2.75/mmbtu natural gas price.

e = estimate. See Cautionary Statement.

2016e Outlook

Sales Outlook

- Copper: 5.1 Billion lbs.
- Gold: 1.8 Million ozs.
- Molybdenum: 73 Million lbs.
- Oil Equivalents(1): 57.6 MMBOE (~74% Oil)

Unit Cost

- $1.10/lb(2) of Copper
- $15/BOE

Operating Cash Flows (3)

- ~$3.4 Billion (@$2.00/lb Copper for 2016)
  - Includes $0.6 Billion Reduction for Idle Rig Costs
- Each 10¢/lb Change in Copper for 2016 = $440 Million

Capital Expenditures

- $3.4 Billion
  - $1.9 Billion for Mining
  - $1.5 Billion for Oil & Gas (4)

(1) Includes 42.4 MMBbls of crude oil, 74.5 Bcf of natural gas and 2.8 MMBbls of NGLs.
(2) Assumes average prices of $1,100/oz gold and $4.50/lb molybdenum for 2016; 1Q 2016e net cash costs expected to approximate $1.44/lb.
(3) Assumes average prices of $1,100/oz gold, $4.50/lb molybdenum and $34/bbl for Brent crude oil for 2016; each $100/oz change in gold would have an approximate $110 mm impact, each $2/lb change in molybdenum would have an approximate $60 mm impact, and each $5/bbl change in oil would have an approximate $135 mm impact.
(4) Excludes idle rig costs in GOM.
e = estimate. See Cautionary Statement.

Sales Profile

Copper Sales (billion lbs)


6
4
2
0
4.1
5.1
4.7
2015
2016e
2017e

Note: Consolidated copper sales include 688 mm lbs in 2015, 990 mm lbs in 2016e and 960 mm lbs in 2017e for noncontrolling interest; excludes purchased copper.

Gold Sales (million ozs)


3
2
1
0
1.25
1.8
2.6
2015
2016e
2017e

Note: Consolidated gold sales include 115k ozs in 2015, 170k ozs in 2016e and 240k ozs in 2017e for noncontrolling interest.

Molybdenum Sales (million lbs)


90
60
30
0
89
73
74
2015
2016e
2017e

Oil & Gas Sales (MMBOE)


60
40
20
0
52.6
57.6
57
2015
2016e
2017e

e = estimate. See Cautionary Statement.

EBITDA and Cash Flow at Various Copper Prices

Average EBITDA
($1,100 Gold, $6 Molybdenum & $37 Oil)


(US$ billions)
$9
$6
$3
$0
2016e/2017e Average
Cu $2.00/lb
Cu $2.25/lb
Cu $2.50/lb

Average Operating Cash Flow (excluding Working Capital changes)
($1,100 Gold, $6 Molybdenum & $37 Oil)


(US$ billions)
$6
$4
$2
$0
2016e/2017e Average
Cu $2.00/lb
Cu $2.25/lb
Cu $2.50/lb

Note: For 2016e/2017e average, each $50/oz change in gold approximates $110 million to EBITDA and $65 million to operating cash flow; each $1.00/lb change in molybdenum approximates $36 million to EBITDA and $29 million to operating cash flow; each $5.00/bbl change in oil approximates $175 million to EBITDA and $140 million to operating cash flow. EBITDA equals operating income plus depreciation, depletion and amortization.
e = estimate. See Cautionary Statement.

Committed to Balance Sheet Management – Strong Track Record

(US$ billions)

Manageable Near-Term Debt Maturity Schedule

FCX Debt Structure as of 12/31/15 (US$ billions)	
Revolver	$ -
Bank Term Loans	3.0
FCX & FMC Sr. Notes	12.3
FM O&G Senior Notes	2.5
Cerro Verde Non-recourse Loan	1.8
Bank Bilateral & Other	0.8
Total Debt	$20.4


$2
$1
$0
$1.8
Cerro Verde Non-Recourse Loan
FCX 2.15% & 2.30% Sr. Notes
Term Loan
$0.2
Term Loan
2016*
2017

At Year-end 2015 FCX Had No Amounts Drawn Under Its $4 Bn Bank Revolver

* For purposes of this schedule, maturities of uncommitted lines of credit and other short-term lines are included in FCX's revolver balance that matures in 2019.

Positioned to Restore Balance Sheet and Build Long-Term Value for Shareholders

FOCUSED ON EXECUTION

- Large-Scale Current Production Base
- Established Long-lived Reserves
- Significant Portfolio of Undeveloped Resources
- Global Organization of Highly Qualified Dedicated Workers and Management
- Mining Business Generating Free Cash Flow at Low Prices
- Prudent Management in Response to Current Weak Market Conditions
- Accelerating Debt Repayment Through Asset Sales
- Positive Outlook Based on Positive Long-Term Global Demand and Supply Fundamentals and High-Quality Asset Base

Reference Slides

Financial Highlights

Sales Data	4Q15	2015
Copper		
Consolidated Volumes (mm lbs)	1,145	4,070
Average Realized Prices (per lb)	$2.18	$2.42
Site Production & Delivery Costs (per lb)	$1.64	$1.78
Unit Net Cash Costs (per lb)	$1.45	$1.53
Gold		
Consolidated Volumes (000's ozs)	338	1,247
Average Realized Prices (per oz)	$1,067	$1,129
Oil Equivalents		
Consolidated Volumes (MMBOE)	13.2	52.6
Realized Revenues (per BOE)(1)	$37.49	$43.54
Cash Production Costs (per BOE)	$16.17	$18.59

Financial Results (in billions, except per share amounts)	4Q15	2015
Revenues	$3.8	$15.9
Net Loss Attributable to Common Stock	$(4.1)(2)	$(12.2)(2)
Diluted Net Loss Per Share	$(3.47)(2)	$(11.31)(2)
Operating Cash Flows(3)	$0.6	$3.2
Capital Expenditures	$1.3	$6.35
Total Debt	$20.4	$20.4
Consolidated Cash	$0.2	$0.2

(1) Realized revenues per BOE exclude noncash mark-to-market adjustments on oil derivative contracts.

(2) After adjusting for net charges totaling $4.1 bn, $3.45/share, for 4Q15 and $12.1 bn, $11.23/share, for 2015, adjusted net loss totaled $21 mm, $0.02/share, for 4Q15 and $89 mm, $0.08/share, for 2015. Charges primarily include the reduction of the carrying value of oil and gas properties and other items described in the supplemental schedule, "Adjusted Net (Loss) Income," on page IX of FCX's 4Q15 press release, which is available on FCX's website, "fcx.com."

(3) Includes net working capital sources and changes in other tax payments of $31 mm for 4Q15 and $373 mm for 2015.

FREEPORT-McMoRAN

4Q 2015 Mining Operating Summary

VALUE AT OUR CORE

4Q15 Unit Production Costs

Cash Unit Costs *(per pound of copper)*	North America	South America	Indonesia	Africa	Consolidated
Site Production & Delivery	$1.49	$1.43	$2.40	$1.58	$1.64
By-Product Credits	(0.07)	(0.04)	(1.87)	(0.28)	(0.40)
Treatment Charges	0.11	0.21	0.31	-	0.16
Royalties & Export Duties	-	0.01	0.25	0.05	0.05
Unit Net Cash Costs	$1.53	$1.61	$1.09 (1)	$1.35	$1.45

Sales From Mines for 4Q15 & 4Q14 by Region



North America
547
434
Cu
mm lbs
20 (2)
21 (2)
Mo
mm lbs
4Q15 4Q14 4Q15 4Q14
South America (3)
286
247
4Q15 4Q14
Indonesia (4)
195
180
333
366
Au
000 ozs
4Q15 4Q14 4Q15 4Q14
Africa (5)
117
111
4Q15 4Q14

(1) Includes 10¢/lb associated with export duties and 6¢/lb associated with PT-FI's increased royalty rates.
(2) Includes 2 mm lbs in 4Q15 and 3 mm lbs in 4Q14 from South America.
(3) 4Q 2014 included sales of 32 mm lbs of copper and 8k ozs of gold from Candelaria/Ojos, which was sold in November 2014. Silver sales totaled 784k ozs in 4Q15 and 633k ozs in 4Q14.
(4) Silver sales totaled 567k ozs in 4Q15 and 623k ozs in 4Q14.
(5) Cobalt sales totaled 9 mm lbs in 4Q15 and 7 mm lbs in 4Q14.
NOTE: For a reconciliation of unit net cash costs per pound to production and delivery costs applicable to sales reported in FCX's consolidated financial statements, refer to "Product Revenues and Production Costs" in FCX's 4Q15 press release, which is available on FCX's website.

2015 and 2016e Sales by Region

2015 Sales by Region


North America
1,988
89(1)
Cu
mm lbs
Mo
mm lbs
South America
871
Indonesia
744
1.2
Au
mm ozs
Africa
467
35
Co
mm lbs

2016e Sales by Region


North America
1,820
73(1)
South America
1,340
Indonesia
1,475
1.8
Africa
495
35

(1) Includes molybdenum produced in South America.

Note: e = estimate. See Cautionary Statement.

2015 and 2016e Unit Production Costs by Region

2015

(per pound of copper)

	North America	South America	Indonesia	Africa	Consolidated
Cash Unit Costs					
Site Production & Delivery (1)	$1.68	$1.60	$2.39	$1.58	$1.78
By-product Credits	(0.13)	(0.05)	(1.91)	(0.42)	(0.47)
Treatment Charges	0.12	0.19	0.31	-	0.16
Royalties & Export Duties	-	-	0.30	0.05	0.06
Unit Net Cash Costs	$1.67	$1.74	$1.09 (2)	$1.21	$1.53 (2)

2016e

(per pound of copper)

	North America	South America	Indonesia	Africa	Consolidated
Cash Unit Costs (3)					
Site Production & Delivery (1)	$1.43	$1.31	$1.15	$1.63	$1.34
By-product Credits	(0.04)	(0.06)	(1.38)	(0.35)	(0.46)
Treatment Charges	0.10	0.24	0.28	-	0.18
Royalties	-	0.01	0.12	0.04	0.04
Unit Net Cash Costs	$1.49	$1.50	$0.17 (4)	$1.32	$1.10 (4)

(1) Production costs include profit sharing in South America and severance taxes in North America.

(2) Indonesia and consolidated 2015 unit costs include 16¢/lb and 6¢/lb, respectively, for export duties and increased royalty rates at PT-FI.

(3) Estimates assume average prices of $2.00/lb for copper, $1,100/oz for gold, $4.50/lb for molybdenum and $10/lb for cobalt for 2016e. Quarterly unit costs will vary significantly with quarterly metal sales volumes. Unit consolidated net cash costs for 2016e would change by ~$0.015/lb for each $50/oz change in gold and $0.015/lb for each $2/lb change in molybdenum.

(4) Indonesia and consolidated 2016e unit costs include 4¢/lb and 1¢/lb, respectively, for increased royalty rates at PT-FI.

Note: e = estimate. See Cautionary Statement.

2016e Quarterly Sales

Copper Sales (million lbs)


1,500
1,000
500
0
1,110
1,230
1,350
1,440
1Q16e
2Q16e
3Q16e
4Q16e

Note: Consolidated copper sales include approximately 225 mm lbs in 1Q16e, 245 mm lbs in 2Q16e, 260 mm lbs in 3Q16e and 260 mm lbs in 4Q16e for noncontrolling interest; excludes purchased copper.

Gold Sales (thousand ozs)


1000
750
500
250
0
200
245
475
915
1Q16e
2Q16e
3Q16e
4Q16e

Note: Consolidated gold sales include approximately 19k ozs in 1Q16e, 22k ozs in 2Q16e, 44k ozs in 3Q16e and 85k ozs in 4Q16e for noncontrolling interest.

Molybdenum Sales (million lbs)


20
10
0
19
19
18
17
1Q16e
2Q16e
3Q16e
4Q16e

Oil & Gas Sales (MMBOE)


15
10
5
0
12.4
14.8
15.1
15.3
1Q16e
2Q16e
3Q16e
4Q16e

e = estimate. See Cautionary Statement.

PT-FI Mine Plan

PT-FI's Share of Metal Sales, 2016e-2022e

2016e – 2020e PT-FI Share
Total: 6.0 billion lbs copper
Annual Average: 1.20 billion lbs

2016e – 2020e PT-FI Share
Total: 7.8 million ozs gold
Annual Average: 1.56 million ozs


Copper, billion lbs
Gold, million ozs
1.5
1.8
1.3
2.6
1.0
1.0
1.0
1.1
1.2
1.3
1.2
1.6
2016e
2017e
2018e
2019e
2020e
2020e-2022e Annual Average

Note: Timing of annual sales will depend upon mine sequencing, shipping schedules and other factors.
e = estimate. Amounts are projections; see Cautionary Statement.

Sensitivities (US$ millions)

	2016e/2017e	
Change	EBITDA	Operating Cash Flow
Copper: +/- $0.10/lb	$500	$400
Molybdenum: +/- $1.00/lb	$36	$29
Gold: +/- $50/ounce	$110	$65
Oil Sales: +/- $5/bbl[(1)]	$215	$170
Oil Sales Net of Diesel Costs:[(1,2)] +/- $5/bbl	$175	$140
Natural Gas: +/- $0.50/Mcf	$24	$20
Currencies:[(3)] +/- 10%	$140	$100

(1) Oil sales sensitivity calculated using average base Brent price assumption of $37/bbl in 2016e and 2017e.
(2) Amounts are net of mining cost impacts of a $5/bbl change in oil prices.
(3) U.S. Dollar Exchange Rates: 710 Chilean peso, 14,000 Indonesian rupiah, $0.72 Australian dollar, $1.10 Euro, 3.37 Peruvian Nuevo Sol base case assumption. Each +10% equals a 10% strengthening of the U.S. dollar; a strengthening of the U.S. dollar against forecasted expenditures in these foreign currencies equates to a cost benefit of noted amounts.
NOTE: Based on 2016e/2017e annual average. EBITDA equals operating income plus depreciation, depletion and amortization costs. Operating cash flow amounts exclude working capital changes. For 2016e sensitivities see footnote 3 on slide 19.
e = estimate. See Cautionary Statement.

FREEPORT-McMoRan

Quarterly Oil & Gas Operating Summary

VALUE AT OUR CORE

4Q 2015 Oil & Gas Margins by Region

Operating Margin per BOE	California	Haynesville/ Madden/ Other	GOM	Consolidated
Realized Revenue	**$32.44**	**$13.11**	**$32.65**	**$29.73**
Cash Production Costs	**30.53**	**9.37**	**11.94**	**16.17**
Cash Operating Margin	**$1.91**	**$3.74**	**$20.71**	**$13.56**

4Q 2015 Oil & Gas Sales by Region

California


36
Oil
MBOE/D

Includes ~ 5 MMcf/d of Natural gas

Haynesville/ Madden/Other


126
Gas
MMCFE/D

Includes ~ 3 MMcfe/d of Liquids

GOM


69
Oil
MBOE/D
106
Gas
MMCF/D

Includes ~ 6 MBbls/d of NGLs and GOM Shelf & ILT Production

NOTE: Cash operating margin reflects realized revenues less cash production costs. Realized revenues exclude noncash mark-to-market adjustments on derivative contracts. In addition, derivative contacts for FCX's oil and gas operations are managed on a consolidated basis; accordingly realized revenues per BOE for the regions do not reflect adjustments for these amounts. For a reconciliation of realized revenues and cash production costs per BOE to applicable amounts reported in FCX's consolidated financial statements, refer to "Product Revenues and Production Costs" in FCX's 4Q15 press release, which is available on FCX's website.

2016e Oil & Gas Operating Estimates


California
Operating Cost: $33/bbl
Madden & Haynesville
Operating Cost: $1.90/Mcfe
Pricing: NYMEX
Gulf of Mexico
Operating Cost: $10/bbl
Pricing: HLS/NYMEX

2016e Oil & Gas Sales by Region


California
32
Oil
MBOE/D
Includes ~5 MMcf/d of Natural gas
Haynesville/ Madden/Other
88
Gas
MMCFE/D
Includes ~2 MMcfe/d of Liquids
GOM
92
Oil
MBOE/D
113
Gas
MMCF/D
Includes ~7 MBbls/d of NGLs and GOM Shelf/ILT Production

NOTE: Operating costs exclude DD&A and G&A. DD&A (including accretion) is expected to approximate $20/BOE in 2016e. Oil realizations are expected to average 89% of Brent in 2016e. e = estimate. See Cautionary Statement.

Preliminary SEC Oil & Gas Proved & Probable Reserves

382 MMBOE as of 12/31/15

By Category


Developed
53%
Undeveloped
47%

By Region


GOM
64%
California
31%
5%
Haynesville/
Other

By Commodity 6:1 Ratio


Oil
81%
Gas
15%
4%
NGLs

NOTE: The preliminary proved (252.4 MMBOE) and probable (129.3 MMBOE) oil and gas reserves presented were determined using the methods prescribed by the U.S. Securities and Exchange Commission, which require the use of an average price, calculated as the twelve-month historical average of the first-day-of-the-month West Texas Intermediate spot oil price of $50.28 per barrel and Henry Hub spot natural gas price of $2.59 per million British thermal units, as adjusted for location and quality differentials by area, and were held constant throughout the lives of the properties unless prices are defined by contractual arrangements, excluding escalations based upon future conditions.

Deepwater GOM Production Pipeline From Strategic Focus Areas

Drilled 14 Successful 100% Owned Wells Since 2014; 4 Placed on Production; 6 to be Placed on Production in 2016

Recently Commenced	2016e Startups 39 MBbls/d*	Add'l Inv 24 MBbls/d*
Marlin (MC Area) ▪ King D-12: Commenced mid-November **Holstein (GC Area)** ▪ Heidelberg** Initial Phase Commenced in January 2016	**Horn Mtn. (MC Area)** ▪ Kilo/Oscar ▪ Quebec/Victory **Holstein (GC Area)** ▪ Holstein Deep #1 ▪ Holstein Deep #2 ▪ Holstein Deep #3 **Marlin (MC Area)** ▪ King D-13	**Horn Mtn. (MC Area)** ▪ Horn Mtn. Updip ▪ Horn Mtn. Deep **Marlin (MC Area)** ▪ King D-9 ▪ King D-10

* Estimated cumulative initial production rates
** FM O&G owns a non-operating 12.5% WI in Heidelberg, which is in addition to the 10 wells that will be put on production
e= estimate. See Cautionary Statement.

Adjusted EBITDA Reconciliation

(in millions)	4Q 2015	Year 2015
Net loss attributable to common stock	$(4,081)	$(12,236)
Interest expense, net	187	645
Income tax benefit	(193)	(1,935)
Depreciation, depletion and amortization	780	3,497
Impairment of oil and gas properties	3,702	13,144
Copper and molybdenum inventory adjustments	184	338
Net noncash MTM losses on oil and gas derivatives	102	319
Gain on sale of assets	-	(39)
Accretion	33	131
Other special items [(1)]	218	405
Other (income) expense, net	(2)	86
Gain on shareholder derivative litigation	-	(92)
Preferred dividends attributable to redeemable NCI	10	41
Net income (loss) attributable to NCI	(23)	106
Equity in affiliated companies' net earnings	2	3
Adjusted EBITDA [(2)]	**$919**	**$4,413**

(1) Other special items include charges for (i) mining operations impairments, restructuring and other net charges ($64 million for Q4 2015 and $156 million for the year 2015), (ii) oil and gas operations for other asset impairments and inventory write-downs, idle/terminated rig costs and prior period tax assessments related to California properties ($129 million for Q4 2015 and $188 million for the year 2015), (iii) adjustment to environmental obligations and related litigation reserves ($7 million for Q4 2015 and $43 million for the year 2015) and (iv) executive retirement benefits ($18 million for 4Q 2015 and for the year 2015).

(2) Adjusted EBITDA is a non-GAAP financial measure that is frequently used by securities analysts, investors, lenders and others to evaluate companies' performance, including, among other things, profitability before the effect of financing and similar decisions. Because securities analysts, investors, lenders and others use Adjusted EBITDA, management believes that our presentation of Adjusted EBITDA affords them greater transparency in assessing our financial performance. Adjusted EBITDA should not be considered as a substitute for measures of financial performance prepared in accordance with GAAP. Adjusted EBITDA may not necessarily be comparable to similarly titled measures reported by other companies, as different companies calculate them differently.

FCX Debt Maturities as of 12/31/15

(US$ billions)

Total Debt & Cash at 12/31/15
(US$ billions)

FCX Revolver & Term Loan	$ 3.0
FCX & FMC Sr. Notes	12.3
FM O&G Senior Notes	2.5
Other	2.6
Total Debt	$20.4
Consolidated Cash	$ 0.2


$10
$8
$6
$4
$2
$0
$0.2
$1.8
$3.4
$1.9
$2.9
$0.9
$2.5
$2.8
$4.0
Term Loan
Uncommitted & CV Non-Recourse
Term Loan
FCX 4.55%, 5.40%, & 5.45% Sr. Notes and FMC Sr. Notes
2016* Term Loan
2017 FCX 2.15% & 2.30% Sr. Notes; Term Loan; CV Non-Recourse
2018 FCX 2.375% Sr. Notes; CV Non-Recourse
2019* FM O&G 6.125% Sr. Notes Revolver & Term Loan
2020 FCX 3.1% Sr. Notes; FM O&G 6.5% Sr. Notes
2021 FCX 4% Sr. Notes; FM O&G 6.625% Sr. Notes
2022 FCX 3.55% Sr. Notes; FM O&G 6.75% Sr. Notes
2023 FCX 3.875% Sr. Notes; FM O&G 6.875% Sr. Notes
Thereafter

* For purposes of this schedule, maturities of uncommitted lines of credit and other short-term lines are included in FCX's revolver balance that matures in 2019.